                                     [LOGO]

                          LONGLEAF PARTNERS FUNDS (SM)

                                QUARTERLY REPORT
                               at March 31, 2001

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                    CONTENTS

Letter to Shareholders.....................................    1

Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    5
  Performance History* and Portfolio Summary...............    7
  Portfolio of Investments.................................    8

Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   11
  Performance History* and Portfolio Summary...............   13
  Portfolio of Investments.................................   14

Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   17
  Performance History* and Portfolio Summary...............   19
  Portfolio of Investments.................................   20

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   23
  Performance History* and Portfolio Summary...............   25
  Portfolio of Investments.................................   26
Service Directory..........................................   28
Trustees and Service Providers.............................   29

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged and are not hedged for foreign currency risk. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

In the first quarter of 2001 all four Longleaf Partners Funds posted terrific relative results, although only Longleaf Partners International Fund made material progress towards our absolute annual return hurdle of inflation plus 10%. Over the past year each Longleaf Fund produced significant absolute returns; and Partners, International, and Small-Cap outperformed their benchmarks by the widest margins in their histories. We have enjoyed an exceptional twelve months. The following charts highlight the Funds' achievements for both the quarter and twelve months ended March 31, 2001.

(GRAPH)

QUARTER ENDED 3/31/01

Bar Graph with the following coordinates:

Partners; (0.4)% vs. S&P 500; (11.9)%
International; 9.1% vs. EAFE; (14.0)%
Realty; 0.9% vs. Wilshire RE Securities; (1.0)%
Small-Cap; 0.4% vs. Russell 2000; (6.5)%


(GRAPH)

TWELVE MONTHS ENDED 3/31/01

Bar Graph with the following coordinates:

Partners; 27.0% vs. S&P 500; (21.7)%
International; 34.6% vs. EAFE; (26.8)%
Realty; 21.1% vs. Wilshire RE Securities; 25.8%
Small-Cap; 19.1% vs. Russell 2000; (15.3)%

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

What is important
The preceding charts are important not because they show relative numbers, but because they illustrate a critical concept that we often find ignored -- absolute return. Over the last ten years the bull market has driven a frenzy where relative performance has superceded absolute return objectives. We find people asking, "How did we do relative to the benchmark?" We rarely hear, "Did we do well enough to fund our scholarships, pay our retirement benefits, award grants, or pay tuition?" Over a market cycle managers should outperform relevant indices to justify their fees. Focusing on short-term relative results, however, can lead to irrational and costly actions especially when indices are overvalued.

The following are some examples of errant logic created by looking through a relative lens:

- Managing the portfolio to eliminate market tracking error rather than to produce return;
- Keeping all cash in S&P Futures for full market exposure, rather than waiting for a qualifying investment;
- Owning technology because it has a large index weighting rather than buying the lowest risk, highest return opportunity;
- Participating in IPOs rather than buying proven and growing cash flows; and,
- Paying more than 60% of intrinsic value because the market is high rather than patiently insisting on a wide margin of safety.

The focus on relative performance has continued in the recent market decline -- it has been used primarily to placate investors whose losses are less than the market's. We are not satisfied with a flat return, nor will we put your capital and ours at risk to mirror benchmark numbers. WE WANT ALL OF OUR PARTNERS TO BE ABLE TO ANSWER "YES" TO THE FOLLOWING:

1. IS OUR CAPITAL PROTECTED?
2. ARE THE PROBABILITIES HIGH THAT WE WILL EARN AN ADEQUATE, ABSOLUTE LONG-TERM RETURN?

What is available
We are hopeful that the market's drop over the last year will provide investment opportunity. So far Ben Graham's caution that we cited in our Annual Report has proven accurate: "The great majority of common stocks of strong companies must be considered speculative during most of the time, simply because their price is too high to warrant safety of principal in any intelligible sense of the phrase." After a 64.2% decline from the NASDAQ peak, we have searched mightily to find understandable, competitively entrenched investments. And

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

while the broader market decline has made our research jobs more interesting, we have identified few bargains that qualify for ownership. In spite of the fact that the S&P has lost 22% in the last year, this market index still trades at 24 times trailing earnings versus an historic average P/E of 15. We have been well served over the last 26 years by exercising patience and discipline in looking for each new investment. We will continue to do so without regard to the market.

In the meantime we are extremely pleased with the positioning of our portfolios. The price-to-value ratios of the four Funds range between 54% and 60%, well below their past averages. Our conservative appraisals recognize that the economy is slowing, and we like the businesses we own and our management partners. We also have cash available to take advantage of the qualifying ideas that will inevitably come our way.

London Office
We are excited to have Jim Thompson, an important member of our research group, moving to London to further our investment pursuits. Jim will complete a triangle of global coverage from Memphis to Tokyo to London. Time with corporate managements is important to our research, and Jim's opening of our London office will enable us to visit more managements more quickly. Broader and deeper coverage will benefit our partners in all four Funds.

The increasing contributions from Jason Dunn and Richard Hussey give us the flexibility to have Jim on the ground in Europe. Jason's excellent progress as an analyst significantly bolsters our analytic capabilities; and, Richard's comprehensive technological efforts allow us to continue operating as a team while in multiple locations.

Annual Presentation
We look forward to seeing those of you who plan to attend Southeastern's Annual Presentation to Shareholders in Memphis on Monday, May 7 at the Memphis Botanic Garden at 5:30 p.m. For those who cannot join us we will have the audio available on our web site, www.longleafpartners.com, a few weeks after the meeting.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President
Southeastern Asset Management, Inc.         Southeastern Asset Management, Inc.

                           (Intentionally Left Blank)

                                     (LOGO)

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund ended the first quarter slightly down, (0.4)%, as compared to (11.9)% for the S&P 500 Index and (6.2)% for the Value-Line Index. Over the last twelve months the Partners Fund delivered both requirements of an investment -- safety of principal and an adequate return -- with a 27% one-year gain. The market, by contrast, as measured by the S&P 500 has fallen 21.7% and the average stock represented by Value-Line has given up 13.9%.

Several of our stocks posted strong results during the quarter. AT&T rose 23%. The benefits of breaking the company into three separate entities should continue to help value recognition, and eventually lead to strengthened management at the subsidiaries. Among the positive announcements in 2001 have been the hiring of a new leader for the long distance business and a more favorable ruling from the FCC regarding cable divestitures.

Tricon Global's stock appreciated 16% in the quarter, but this owner of KFC, Pizza Hut, and Taco Bell brands remains one of the most undervalued holdings in our portfolio. CEO David Novak is working with Taco Bell franchisees to improve their capital structure and ensure that restaurant operations remain solid. Expansion overseas, especially in Asia, continues to deliver high returns.

We have seen a quick return in our De Beers investment which is a combination of owning De Beers stock and shorting our exposure to what we believe are fully valued Anglo American shares, which constitute a portion of DeBeers' value. Currently, Anglo American and the Oppenheimer family are making a joint bid to purchase De Beers. The offer on the table is inadequate.

Although their values remained stable, stock declines at two of our businesses meaningfully detracted from the Fund's return. Waste Management was down 11% during the quarter after appreciating 61% last year. Maury Myers and his team continue to make operational and systems improvements, and we expect the company to achieve normal industry margins by late 2002. The company has used proceeds from asset sales to pay down a substantial amount of debt.

Pioneer Natural Resources fell 20% in the quarter after posting a 120% gain in 2000 and in spite of the material increase in the value of its proven oil and gas reserves. Although energy prices have fluctuated, Pioneer has locked in significant amounts of its cash flow over the next few years through futures contracts. Scott Sheffield and his team are using the cash to pay down debt, buy in shares, and pursue exploration.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

The only significant change in the portfolio during the quarter was our sale of Canadian Pacific when the stock approached our conservative appraisal. The proceeds from CP as well as inflows have resulted in a cash position over 10%. We believe this liquidity will serve us well as the prevailing market volatility creates new investment opportunities.

                    PARTNERS FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2001

                                                         Value-Line
                                    PARTNERS   S&P 500   (Geometric)   Inflation
                                      FUND      Index       Index      Plus 10%*
                                    --------   -------   -----------   ---------
Year-to-Date                         (0.40)%   (11.85)%     (6.16)%       3.53%
One Year                             27.00     (21.68)     (13.86)       12.69
Five Years                           15.41      14.17        1.37        12.46
Ten Years                            17.48      14.41        4.51        12.68

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 39.0% OF NET ASSETS)

MARRIOTT INTERNATIONAL, INC. (MAR)                                         10.7%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, Fairfield and Residence Inn names.

WASTE MANAGEMENT, INC. (WMI)                                                9.7%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

GENERAL MOTORS CORPORATION (GM)                                             6.8%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

FEDEX CORPORATION. (FDX)                                                    6.1%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

TRICON GLOBAL RESTAURANTS, INC. (YUM)                                       5.7%
Franchisor and owner of the Taco Bell, KFC, and Burger King restaurant chains.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2001 THROUGH MARCH 31, 2001

               NEW HOLDINGS                           ELIMINATIONS
               ------------                           ------------
Telephone and Data Systems, Inc.           Canadian Pacific Limited

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

      SHARES                                                             VALUE
    ----------                                                       --------------
Common Stock 89.6%
                     Beverages 6.3%
     4,000,000       Coca-Cola Enterprises Inc....................   $   71,120,000
    14,579,600       Diageo plc (Foreign).........................      146,545,668
       620,100       Diageo plc ADR (Foreign).....................       25,083,045
                                                                     --------------
                                                                        242,748,713
                                                                     --------------
                     Environmental Services 10.9%
     2,890,900   *   Allied Waste Industries, Inc.................       45,329,312
    15,096,300       Waste Management, Inc........................      372,878,610
                                                                     --------------
                                                                        418,207,922
                                                                     --------------
                     Health Insurance 1.5%
     1,611,000   *   Aetna Inc....................................       57,867,120

                     Lodging 18.4%
    15,070,000       Hilton Hotels Corporation....................      157,481,500
    11,700,250       Host Marriott Corporation....................      136,658,920
     9,966,000       Marriott International, Inc..................      410,399,880
                                                                     --------------
                                                                        704,540,300
                                                                     --------------
                     Manufacturing 1.4%
     4,450,000   *   UCAR International, Inc......................       51,620,000

                     Multi-Industry 6.8%
     5,000,000       General Motors Corporation...................      259,250,000

                     Natural Resources 14.3%
     1,878,100       De Beers Consolidated Mines Ltd. (Foreign)...       72,189,469
     6,263,200       Georgia-Pacific Corporation - Timber Group...      179,753,840
    11,201,032   *   Pioneer Natural Resources Company............      175,856,202
     2,900,000       Rayonier Inc.................................      119,770,000
                                                                     --------------
                                                                        547,569,511
                                                                     --------------
                     Property & Casualty Insurance 4.2%
    48,184,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign).............................      161,484,792

                     Publishing 4.2%
     2,973,300       Knight Ridder, Inc...........................      159,695,943

                     Real Estate 3.6%
     9,122,700       TrizecHahn Corporation (Foreign).............      137,296,635

                     Restaurants 5.7%
     5,690,000   *   Tricon Global Restaurants, Inc...............      217,301,100

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

      SHARES                                                             VALUE
    ----------                                                       --------------
                     Telecommunications 6.2%
     8,930,000       AT&T Corp....................................   $  190,209,000
       536,500       Telephone and Data Systems, Inc..............       50,162,750
                                                                     --------------
                                                                        240,371,750
                                                                     --------------
                     Transportation 6.1%
     5,615,000   *   FedEx Corporation............................      234,033,200
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,233,461,659)....    3,431,986,986
                                                                     --------------


Common Stock Sold Short (0.5)%
                     Natural Resources (0.5)%
      (335,000)      Anglo American plc (Proceeds $22,563,547)....      (19,026,967)
                                                                     --------------

       PAR
    ----------
    Short-Term Obligation 12.5%
    178,465,000      Repurchase Agreement with State Street Bank,
                       4.00% due 4-2-01 (Collateralized by U.S.
                       government agency securities)..............      178,465,000
    300,000,000      U.S. Treasury Bills, 4.44% - 4.90% due
                       4-12-01 to 5-3-01..........................      299,246,556
                                                                     --------------
                                                                        477,711,556
                                                                     --------------
TOTAL INVESTMENTS (COST $3,688,609,668)(a)................  101.6%    3,890,671,575
OTHER ASSETS AND LIABILITIES, NET.........................   (1.6)      (62,404,483)
                                                            -----    --------------
NET ASSETS................................................  100.0%   $3,828,267,092
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $22.62
                                                                     ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 14% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value      Gain
-------------   ---------------------------------  ------------   -----------
5,000,000,000   Japanese Yen 6-29-01.............  $40,375,000    $ 6,164,914
4,800,000,000   Japanese Yen 9-28-01.............   39,201,600      7,309,403
3,500,000,000   Japanese Yen 12-28-01............   28,903,000      3,550,985
5,500,000,000   Japanese Yen 3-28-02.............   45,903,000        715,071
                                                   ------------   -----------
                                                   $154,382,600   $17,740,373
                                                   ============   ===========

                           (Intentionally Left Blank)

                                     (LOGO)

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

The International Fund ended the first quarter up 9.1% versus (14.0)% for the EAFE Index. Over the past twelve months, the Fund has returned 34.6% while EAFE has fallen 26.8%. This 61% relative performance difference is irrelevant to us as your fellow investors in the Fund, as is the fact that for the moment, Longleaf sits atop most international fund performance charts. Our objective is an absolute annual return of 10% over inflation, and we are pleased that we continued to exceed this goal in the first quarter.

De Beers, our largest position, contributed over half of the Fund's net gain during the quarter after management proposed a buyout of the diamond business. The outcome of this bid remains unclear, but whatever the result, the proposal highlights the attractiveness of the De Beers diamond franchise.

Our investments in Nippon Fire and Nissan Fire both generated good returns as the benefits from each of their upcoming mergers became clearer. These two stocks' outperformance of their peers rewarded our strategy of focusing on only the best managed of the very undervalued Japanese non-life companies. Olympia & York's strong performance reflected solid underlying growth throughout its Canadian real estate portfolio as well as plans to realize value by separating higher-risk development projects from the stable, high-yielding commercial portfolio. Despite their appreciation, all three of these positions remain undervalued.

Diageo, Fairfax, and Sea Containers were the only stocks that meaningfully detracted from the Fund's performance during the quarter. Diageo reported excellent results in its core spirits business, but declined in response to its Burger King subsidiary's weak U.S. and European sales. Burger King's problems will become clearer as we learn more about the impact of foot and mouth disease in Europe. Whatever happens will have a minor impact on our appraisal because Burger King represents less than 10% of Diageo's earnings.

Operational problems at Fairfax and Sea Containers were more serious. We have lowered our appraisals of both companies as Fairfax's underwriting results suffered and Sea Container's passenger transport and container leasing business slowed during the second half of 2000. Although we are watching these positions carefully, we have confidence in the capability of Prem Watsa at Fairfax and Jim Sherwood at Sea Containers. Both men have spent their lives building these companies and have invested most of their net worth in the stocks.

We added positions in Ezaki Glico, a Japanese confectionery company, and Tokyo Style, a Japanese fashion retailer. Ezaki Glico's snack business has grown and margins have improved despite the Japanese economy's weakness. The company trades at less than two times cash flow and has significant cash reserves

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

on its balance sheet. Tokyo Style's retail business margins have expanded on flat sales. More important, we are buying the company for less than its net cash per share.

We sold two railroad companies: Wisconsin Central and Canadian Pacific. Our experience with these two companies illustrates the importance of exceptional management partners: our appraisal grew at Canadian Pacific under David O'Brien's stewardship while our value declined at Wisconsin Central as management turmoil conspired with bad luck to reduce earnings. The ultimate profitability of both positions underscores the importance of buying with a large margin of safety between price and value.

We enter the second quarter with over 25% cash. Our price-to-value ratio remains compelling at 54%, but for the first time since the Fund's inception we have more money than ideas. Despite the carnage evident in the double digit declines of the indices and the bubble's favorite companies, we are having difficulty finding qualifying investments because many undervalued stocks appreciated over the past year. We cannot predict the market's behavior over the short term, but we are confident that continued inefficiencies in the global equity markets will bring good businesses back within our reach. We view our cash position as a tremendous advantage in this context.

                  INTERNATIONAL FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2001

                                       INTERNATIONAL    EAFE    Inflation
                                           FUND        Index    Plus 10%
                                       -------------   ------   ---------
Year-to-Date                                9.12%      (14.03)%    3.53%
One Year                                   34.62       (26.82)    12.69
Since Public Offering 10/26/98             29.18         0.50     13.38

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 35.8% OF NET ASSETS)

DE BEERS CONSOLIDATED MINES LTD. (DBRSY)                                   11.1%
World's largest diamond miner and marketer.

THE NIPPON FIRE & MARINE INSURANCE COMPANY, LTD.                            7.5%
Japanese provider of both non-life (property/casualty) and life insurance services.

TRIZECHAHN CORPORATION (TZH)                                                5.8%
A Canadian headquartered real estate operator and developer of primarily U.S. commercial office properties.

TRICON GLOBAL RESTAURANTS, INC. (YUM)                                       5.7%
Franchisor and owner of the Taco Bell, KFC, and Burger King international restaurant chains, with substantial, high-return growth from overseas store expansion.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    5.7%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2001 THROUGH MARCH 31, 2001

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Ezaki Glico Co., Ltd.               Canadian Pacific Limited
Tokyo Style Co., Ltd.               Wisconsin Central Transportation
                                      Corporation

                         COUNTRY WEIGHTING OF PORTFOLIO

Canada....................................   40.6%
Japan.....................................   24.5
South Africa..............................   15.0
United States.............................    9.4
Singapore.................................    5.7
Bermuda...................................    2.5
United Kingdom............................    2.3
                                            -----
                                            100.0%
                                            =====

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    ----------                                                           ------------
Common Stock 73.7%
                     Apparel 0.6%
       336,000       Tokyo Style Co., Ltd. (Japan)....................   $  3,177,146
                     Beverages 8.2%
       909,200       Diageo plc (United Kingdom)......................      9,138,750
       328,100       Diageo plc ADR (United Kingdom)..................     13,271,645
       797,000       Molson Inc. -- Class A (Canada)..................     22,271,053
                                                                         ------------
                                                                           44,681,448
                                                                         ------------
                     Food 0.6%
       578,000       Ezaki Glico Co., Ltd. (Japan)....................      3,228,534

                     Multi-Industry 10.8%
     1,285,000       Brascan Corporation (Canada).....................     21,014,067
    80,913,000   *   Brierley Investments Limited (Singapore).........     22,855,513
     8,792,199       Guinness Peat Group plc (United Kingdom).........      5,281,195
       555,000       Sea Containers Limited (Bermuda).................     10,139,850
                                                                         ------------
                                                                           59,290,625
                                                                         ------------
                     Natural Resources 12.6%
     1,585,000       De Beers Consolidated Mines Ltd. (South
                       Africa)........................................     60,923,437
     3,349,996       Gendis Inc. (Canada)(b)..........................      8,297,335
                                                                         ------------
                                                                           69,220,772
                                                                         ------------
                     Plastics 0.8%
       433,000       Tenma Corporation (Japan)........................      4,553,893

                     Property & Casualty Insurance 18.7%
       245,000   *   Fairfax Financial Holdings Limited (Canada)......     31,041,217
    12,232,000       The Nippon Fire & Marine Insurance Company, Ltd.
                       (Japan)........................................     40,994,562
     7,887,000       The Nissan Fire & Marine Insurance Company, Ltd.
                       (Japan)........................................     30,208,737
                                                                         ------------
                                                                          102,244,516
                                                                         ------------
                     Publishing 5.2%
     1,981,700       Hollinger International Inc. (Canada)............     28,358,127

                     Real Estate 9.4%
     4,671,600   *   O&Y Properties Corporation (Canada)(b)...........     20,026,229
     2,118,000       TrizecHahn Corporation (Canada)..................     31,875,900
                                                                         ------------
                                                                           51,902,129
                                                                         ------------
                     Restaurants 6.8%
       803,000       MOS Food Service, Inc. (Japan)...................      5,894,987
       820,000   *   Tricon Global Restaurants, Inc. (United
                       States)........................................     31,315,800
                                                                         ------------
                                                                           37,210,787
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $372,020,676)..........    403,867,977
                                                                         ------------

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    ----------                                                           ------------
Common Stock Sold Short (3.4)%
                     Natural Resources (3.4)%
      (330,000)      Anglo American plc (Proceeds $22,227,252)........   $(18,742,982)
                                                                         ------------

    PRINCIPAL
      AMOUNT
    ----------
Corporate Bond 1.3%

    14,500,000       United International Holdings, 10.75% due
                       2-15-08 (United States) (Cost
                       $7,089,411)(b)................................      7,032,500
                                                                        ------------

       PAR
    ----------
Short-Term Obligation 25.6%
    20,000,000       Federal Home Loan Bank Discount Notes, 4.93% -
                       5.39% due 4-11-01 to 5-4-01....................     19,941,178
    30,000,000       Federal Mortgage Acceptance Corporation, 4.85% -
                       5.37% due 4-17-01 to 4-24-01...................     29,921,708
    16,247,000       Repurchase Agreement with State Street Bank,
                       4.00% due 4-2-01 (Collateralized by U.S.
                       government agency securities)..................     16,247,000
    75,000,000       U.S. Treasury Bills, 4.35% - 5.10% due 4-19-01 to
                       6-7-01.........................................     74,597,404
                                                                         ------------
                                                                          140,707,290
                                                                         ------------
TOTAL INVESTMENTS (COST $497,590,125)(a).......................   97.2%   532,864,785
OTHER ASSETS AND LIABILITIES, NET..............................    2.8     15,283,764
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $548,148,549
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $13.16

*  Non-income producing security
(a) Aggregate cost for federal income tax purposes is $521,001,956.
(b) Illiquid security.
Note: Country listed in parenthesis after each company indicates location of headquarters/primary operations.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value      Gain
-------------   ----------------------------------  ------------   -----------
    3,200,000   Australian Dollar 6-29-01.........  $ 1,562,192    $    51,883
    2,500,000   British Pound 6-29-01.............    3,549,413        226,338
   40,000,000   Canadian Dollar 6-29-01...........   25,409,720        477,734
   10,000,000   Canadian Dollar 9-28-01...........    6,351,832        383,082
   30,000,000   Canadian Dollar 3-28-02...........   18,422,676        759,032
3,450,000,000   Japanese Yen 6-29-01..............   27,858,750      5,486,129
3,000,000,000   Japanese Yen 10-25-01.............   24,582,000      4,945,559
2,200,000,000   Japanese Yen 12-28-01.............   18,167,600        535,015
2,000,000,000   Japanese Yen 3-29-02..............   16,692,000        260,026
   13,000,000   New Zealand Dollar 6-29-01........    5,243,095         57,705
   14,000,000   New Zealand Dollar 9-28-01........    5,629,225        150,375
   26,500,000   New Zealand Dollar 10-25-01.......   10,646,375         31,775
                                                    ------------   -----------
                                                    $164,114,878   $13,364,653
                                                    ============   ===========

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Longleaf Partners Realty Fund's return was 0.9% in the first quarter versus the Wilshire Real Estate Securities Index's (1.0)%. At a time when virtually every major index posted negative returns we are pleased with the quarter's relative performance. As discussed in our letter on page 2, however, we are much more focused on generating compelling long-term absolute returns. On that score, we feel good about the Realty Fund's prospects over the next several years.

First Quarter Results
Two companies that contributed to the quarter's positive results deserve special mention. Beacon Capital's management team, led by Alan Leaventhal, is liquidating the company and returning capital to shareholders to realize value. We received a large dividend resulting from assets sold at prices in excess of our appraisal. Forest City also delivered a double digit return and still remains extremely attractive due to its own double digit value growth.

Our results would have been better without our hotel investments. All three companies -- Hilton, Marriott International, and Host Marriott -- declined despite reporting outstanding 2000 results. Bay View Capital's stock price fell 24% during the quarter. The company announced senior management changes and a rights offering. While we were disappointed with Bay View's previous poor capital allocation, from today's depressed price levels the company should offer a high rate of return.

Prospects for Publicly Traded Real Estate
A recent Wall Street Journal article pointed out that as the economy enters a recession, "it really is different this time" for real estate. Wall Street analysts are slashing overly optimistic earnings estimates for most non-real estate companies, and many of their stocks remain grossly overvalued. In contrast, the publicly traded real estate industry should produce another year of steady earnings growth in the 6% to 8% range. Most real estate markets are in equilibrium with stable occupancies and steady or rising market rents. Lower supply growth ensures a favorable outlook over the next several years.

REAL ESTATE EARNINGS ARE CURRENTLY VALUED AT APPROXIMATELY ONE-THIRD THE MULTIPLE OF NON-REAL ESTATE COMPANIES IN THE S&P 500. UNTIL THE 1990'S, HOWEVER, THE TWO GROUPS TRADED AT THE SAME MULTIPLE. Despite much improved real estate fundamentals and a more disciplined industry, public real estate returns have badly lagged performance of common stocks during the past decade. Over the longer term (1975 to 2000) returns from publicly traded real estate have matched the S&P 500 and have exceeded returns from the volatile NASDAQ.

                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

Prospects for Longleaf Partners Realty Fund
The real estate companies we own will continue to produce steady earnings growth and will deliver double digit value growth. Since the average price-to-value ratio of our holdings is 59%, our return prospects look very attractive over the next several years.

We are especially enthusiastic about our over-weighted exposure to hotels. We own three of the best managed, highest quality hotel companies in the world. We own them at low prices that virtually guarantee a favorable outcome over our five year time horizon. They are cheap because Wall Street is concerned about the impact of a slowing economy on 2001 earnings. While results will be weaker than average in 2001, these analysts are missing two important points. First, prospects beyond 2001 are outstanding due to rapidly declining supply growth. As demand rebounds with the economy, we should enjoy several years of above average profitability. Second, the free cash coupon from operational assets creates most of a hotel company's worth. One year of flat or declining growth has almost no impact on the hotel's intrinsic value or whether that value increases, because the coupon provides most of the improvement in intrinsic worth. With discounted prices, growing intrinsic values, and a favorable outlook over the next five years, our hotel investments should deliver the attractive absolute returns we and our partners seek.

                     REALTY FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2001

                                              Wilshire
                                             Real Estate
                                    REALTY   Securities    NAREIT   Inflation
                                     FUND       Index      Index    Plus 10%*
                                    ------   -----------   ------   ---------
Year-to-Date                         0.85%      (1.03)%     1.05%      3.53%
One Year                            21.08       25.83      24.43      12.69
Five Years                           8.71       10.24       8.72      12.46
Since Public Offering 1/2/96         9.97       10.52       8.83      12.66

* Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 48.9% OF NET ASSETS)

FOREST CITY ENTERPRISES, INC. (FCE)                                        15.3%
A diversified, national real estate owner and operator of retail and office properties as well as residential units. Forest City is developing several high profile urban in-fill projects including the Denver Stapleton Airport redevelopment, and mixed-use projects in both New York's Times Square and San Francisco.

HILTON HOTELS CORPORATION (HLT)                                            14.6%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties including the Waldorf Astoria, Palmer House and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

PRIME GROUP REALTY TRUST (PGE)                                              6.5%
A REIT that owns 8 million square feet of central business district and suburban office space predominantly in the Chicago area. Also owns 4 million square feet of industrial properties and is developing the 1.5 million square foot Dearborn Center in downtown Chicago.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      6.5%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, and apartments. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre mixed-use development at Mission Bay on the waterfront in downtown San Francisco.

EXCEL LEGACY CORPORATION (XLG)                                              6.0%
A C-corp. focused on development, redevelopment, and ownership of unique real estate projects throughout North America. Excel Legacy has several urban, mixed-use retail/ entertainment developments primarily located in the western U.S. including Scottsdale, Anaheim, and Newport, KY across the river from Cincinnati.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2001 THROUGH MARCH 31, 2001

                   NEW HOLDINGS                         ELIMINATIONS
                   ------------                         ------------
       The Macerich Company                       None

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

      SHARES                                                                VALUE
    ----------                                                           ------------
Common Stock 94.5%
                     Diversified Realty 27.7%
     2,455,400   *   Catellus Development Corporation.................   $ 38,672,550
    16,640,900   *   Excel Legacy Corporation(b)......................     35,644,808
     1,864,050       Forest City Enterprises, Inc. - Class A..........     84,534,667
       148,600       Forest City Enterprises, Inc. - Class B..........      6,676,598
                                                                         ------------
                                                                          165,528,623
                                                                         ------------
                     Lodging 24.1%
     8,365,000       Hilton Hotels Corporation........................     87,414,250
     2,368,000       Host Marriott Corporation (REIT).................     27,658,240
       711,300       Marriott International, Inc......................     29,291,334
                                                                         ------------
                                                                          144,363,824
                                                                         ------------
                     Mortgage Financing 1.8%
     2,250,647   *   Bay View Capital Corp............................     10,668,067

                     Natural Resources/Land 11.2%
       650,000       Deltic Timber Corporation........................     13,162,500
     4,156,000       TimberWest Forest Corp. (Foreign)................     28,769,465
     1,018,000       Waste Management, Inc............................     25,144,600
                                                                         ------------
                                                                           67,076,565
                                                                         ------------
                     Office 17.0%
     1,885,000       Beacon Capital Partners, Inc. (REIT)(b)..........     12,064,000
       679,000       Boston Properties Inc. (REIT)....................     26,107,550
     2,789,100       Prime Group Realty Trust (REIT)..................     38,935,836
     1,640,000       TrizecHahn Corporation (Foreign).................     24,682,000
                                                                         ------------
                                                                          101,789,386
                                                                         ------------
                     Retail 12.7%
     1,223,800       Getty Realty Corp................................     17,377,960
     1,434,000   *   IHOP Corp........................................     28,680,000
     1,354,000       The Macerich Company (REIT)......................     29,720,300
                                                                         ------------
                                                                           75,778,260
                                                                         ------------
                     TOTAL COMMON STOCKS (COST $590,919,756)..........    565,204,725
                                                                         ------------

                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

      UNITS                                                                 VALUE
    ----------                                                           ------------
Trust Units 2.1%
                     Lodging 2.1%
       154,334       Wyndham International, Inc. Voting Trust (Cost
                     $13,859,521)(b)..................................   $ 12,346,720
                                                                         ------------
    CONTRACTS
    ----------
Options 0.3%
                     Natural Resources/Land 0.3%
                     Put Options Written
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Premiums received $2,581,033)...         (8,461)
                     Call Options Purchased
         8,461       Newhall Land and Farming Company, expiring
                     April '01 @ $25 (Cost $3,711,631)................      1,506,058
                                                                         ------------
                                                                            1,497,597
                                                                         ------------
       PAR
    ----------
Short-Term Obligations 2.7%
    16,390,000       Repurchase Agreement with State Street Bank,
                     4.00% due 4-2-01 (Collateralized by U.S.
                     government agency securities)....................     16,390,000
                                                                         ------------
TOTAL INVESTMENTS (COST $622,299,875)(a).......................   99.6%   595,439,042
OTHER ASSETS AND LIABILITIES, NET..............................    0.4      2,572,982
                                                                 -----   ------------
NET ASSETS.....................................................  100.0%  $598,012,024
                                                                 =====   ============
NET ASSET VALUE PER SHARE.............................................         $14.25

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid or restricted security.

Note: REITs comprise 22% of net assets. Companies designated as "Foreign" are headquartered outside the U.S. and represent 9% of net assets.

                           (Intentionally Left Blank)

                                     (LOGO)

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund posted a slight gain during the first quarter, up 0.4%. Over the last twelve months the Small-Cap Fund delivered both requirements of an investment -- safety of principal and an adequate return -- with a 19.1% one-year return. The small cap market, by contrast, as measured by the Russell 2000 was (6.5)% in the first three months of 2001 and (15.3)% over the last year.

Fleming added a substantial amount to the Fund's performance in the first quarter. The stock rose 116% and ended March as the Fund's largest holding. K-Mart selected Fleming to be its sole grocery distributor thereby increasing the company's value and serving as a catalyst for investors to recognize the superior results that Mark Hansen and his team are delivering. The free cash flow generated by Fleming is worth substantially more than the current stock price.

Several holdings detracted from the Fund's performance in the quarter. MONY Group fell 33% driven by stock market pessimism that anticipates a decline in MONY's products such as annuities as well as worsening investment results. Despite this volatility in the income statement, MONY's balance sheet value and brand name continue to underpin an appraisal far above today's stock price. We used the lower price as an opportunity to add to our stake.

USG fell 32% during the quarter as fears increased over asbestos litigation as well as excess capacity and shrinking demand. We believe the company has adequate asbestos liability reserves and as the low cost producer in wallboard, USG is one of the few competitors able to make money in spite of lower pricing. Our appraisal is far above the current price and we are assuming a pessimistic outlook for both wallboard demand as well as litigation liability. We also believe that USG's distribution and ceilings businesses provide significant corporate value even in a worst-case scenario for the wallboard division.

U.S. Industries dropped 27% when the company announced disappointing earnings due to operating challenges in the tool business and the company's inability to sell its lighting business for a reasonable price. Management is focused on running these two businesses more efficiently and continuing to strengthen U.S. Industries' dominance in bath and plumbing with the Jacuzzi and Zurn brands.

During the quarter we sold three of our holdings. Wisconsin Central is being purchased by Canadian National Rail and VICORP Restaurants is being sold to a management buyout group. In addition, we liquidated our very small position in The Carbide/Graphite Group.

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

We used the proceeds from these sales to add to some of our most undervalued companies and to purchase two new positions, Brascan Corporation and Texas Industries. Brascan is a holding company with majority ownership in several businesses: Brookfield, the owner of class A office space in supply-constrained North American markets; Great Lakes Power, an independent hydroelectric power producer; Trilon, a Canadian merchant bank and real estate brokerage firm; and Noranda, a large producer of zinc, nickel, and aluminum. Brascan's management team owns a substantial amount of the stock and has taken advantage of the low price by aggressively buying shares. Texas Industries has a very valuable cement, aggregates, and concrete business with results masked by its more cyclical steel beam division. Bob Rogers, our management partner, has significant incentives tied to value recognition.

As market volatility continues we remain well positioned in the Small-Cap Fund. Our current holdings are selling for an average 57% of our appraisals and we are armed with a 10% cash position to purchase more of our existing holdings or to take advantage of new opportunities.

                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2001

                                                    Value-Line
                         SMALL-CAP   Russell 2000   (Geometric)   Inflation
                           FUND         Index          Index      Plus 10%*
                         ---------   ------------   -----------   ---------
Year-to-Date                0.35%        (6.51)%       (6.16)%       3.53%
One Year                   19.09        (15.33)       (13.86)       12.69
Five Years                 15.62          7.76          1.37        12.46
Ten Years                  14.08         11.80          4.51        12.68

 * Inflation Source: Monthly Consumer Price Index for All Urban Consumers (CPI-U) compiled by the U.S. Bureau of Labor Statistics.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 30.8% OF NET ASSETS)

FLEMING COMPANIES, INC. (FLM)                                              10.9%
A leading food wholesaler which also has Food 4 Less retail stores.

GULF CANADA RESOURCES LIMITED (GOU)                                         5.9%
Canadian based exploration and production company with oil and natural gas assets across the world.

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    4.7%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

THE NEIMAN MARCUS GROUP, INC. - CLASS B (NMG.B)                             4.7%
High-end retailer that owns Neiman Marcus stores and Bergdorf Goodman.

THE MONY GROUP INC (MNY)                                                    4.6%
Financial services company that offers life insurance, annuity and investment products to higher income individuals.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2001 THROUGH MARCH 31, 2001

           NEW HOLDINGS                      ELIMINATIONS
           ------------                      ------------
Brascan Corporation                 The Carbide/Graphite
Texas Industries, Inc.              Group, Inc.
                                    VICORP Restaurants, Inc.
                                    Wisconsin Central
                                    Transportation
                                    Corporation

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

      SHARES                                                               VALUE
    ----------                                                         --------------
Common Stock 89.5%
                     Beverages 3.2%
     3,052,900       PepsiAmericas, Inc. (formerly Whitman
                       Corporation).................................   $   47,625,240

                     Commercial Lighting 6.7%
     2,407,500   *   Genlyte Group Incorporated.....................       66,356,719
     1,692,850       Thomas Industries, Inc.........................       35,041,995
                                                                       --------------
                                                                          101,398,714
                                                                       --------------
                     Construction Materials 1.9%
     1,006,900       Texas Industries, Inc..........................       29,230,307

                     Financial Services 4.3%
       322,993   *   Alleghany Corporation..........................       64,598,600

                     Food 3.5%
     2,972,000   *   Ralcorp Holdings, Inc..........................       53,198,800

                     Food -- Wholesale 10.9%
     6,444,000       Fleming Companies, Inc.........................      163,999,800

                     Health Care 2.7%
     1,854,200   *   Pediatrix Medical Group, Inc...................       41,163,240

                     Life Insurance 4.6%
     2,089,600       The MONY Group Inc.............................       69,374,720

                     Lodging 4.1%
     2,829,653       Hilton Hotels Corporation......................       29,569,874
    15,450,400   *   Wyndham International, Inc. - Class A..........       32,909,352
                                                                       --------------
                                                                           62,479,226
                                                                       --------------
                     Manufacturing 9.8%
     2,392,200   *   Scott Technologies, Inc........................       52,927,425
     3,061,900       USG Corporation................................       46,785,832
     8,140,000   *   U.S. Industries, Inc...........................       47,537,600
                                                                       --------------
                                                                          147,250,857
                                                                       --------------
                     Mortgage Financing 1.0%
     3,114,700   *   Bay View Capital Corp..........................       14,763,678

                     Multi-Industry 3.3%
     3,000,000       Brascan Corporation (Foreign)..................       49,060,078

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2001 (UNAUDITED)

      SHARES                                                               VALUE
    ----------                                                         --------------
                     Natural Resources 10.2%
       845,000       Deltic Timber Corporation......................   $   17,111,250
    16,138,460   *   Gulf Canada Resources Limited (Foreign)........       88,438,761
     6,950,000       TimberWest Forest Corp. (Foreign)..............       48,110,631
                                                                       --------------
                                                                          153,660,642
                                                                       --------------
                     Property & Casualty Insurance 8.5%
       556,500   *   Fairfax Financial Holdings Limited (Foreign)...       70,507,906
     1,659,300       Hilb, Rogal and Hamilton Company...............       58,075,500
                                                                       --------------
                                                                          128,583,406
                                                                       --------------
                     Publishing 4.5%
     4,739,900       Hollinger International Inc. (Foreign).........       67,827,969

                     Real Estate 5.6%
     3,393,600   *   Catellus Development Corporation...............       53,449,200
     1,544,100   *   IHOP Corp......................................       30,882,000
                                                                       --------------
                                                                           84,331,200
                                                                       --------------
                     Retail 4.7%
     2,333,700   *   The Neiman Marcus Group, Inc. -- Class B.......       70,477,740
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,189,209,235)..................    1,349,024,217
                                                                       --------------

       PAR
    ----------
Short-Term Obligation 10.5%
    55,000,000       Federal Mortgage Acceptance Corporation,
                       5.06% - 5.37% due 4-10-01 to 4-24-01.........       54,872,250
    48,785,000       Repurchase Agreement with State Street Bank,
                       4.00% due 4-2-01 (Collateralized by U.S.
                       government agency securities)................       48,785,000
    55,000,000       U.S. Treasury Bills, 4.80% - 4.87% due 4-19-01
                       to 5-10-01...................................       54,792,825
                                                                       --------------
                                                                          158,450,075
                                                                       --------------
TOTAL INVESTMENTS (COST $1,347,659,310)(a)...................  100.0%   1,507,474,292
OTHER ASSETS AND LIABILITIES, NET............................      -           97,699
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,507,571,991
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $22.70
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" represent 21% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

 Currency              Currency Sold and              Currency     Unrealized
Units Sold              Settlement Date             Market Value      Gain
----------   -------------------------------------  ------------   ----------
33,000,000   Canadian Dollar 10-25-01               $20,961,244    $1,115,288
                                                    ===========    ==========

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                                 (800) 445-9469

FUND INFORMATION                                                        OPTION 1
To request a prospectus, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES                                                       OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION                                                     OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES                                                   OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:
Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
4400 Computer Drive
Westborough, MA 01581
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Williamson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

                         TRUSTEES AND SERVICE PROVIDERS

Trustees
  O. Mason Hawkins, Chairman
  Chairman of the Board and CEO
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

  Chadwick H. Carpenter, Jr.
  Private Investor and Consultant
  Boston, Massachusetts

  G. Staley Cates
  President
  Southeastern Asset Management, Inc.
  Memphis, Tennessee

  Margaret H. Child
  Director of Business Development for a
  Boston law firm
  Boston, Massachusetts

  Daniel W. Connell, Jr.
  Senior Vice President--Marketing
  Jacksonville Jaguars, Ltd.
  Jacksonville, Florida

  Steven N. Melnyk
  Private Investor and Consultant
  Jacksonville, Florida

  C. Barham Ray
  Chairman of the Board
  SSM Corporation
  Memphis, Tennessee

Transfer Agent
  PFPC, Inc.
  Westborough, Massachusetts

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                          Longleaf Partners Funds (SM)
                                    c/o PFPC
                                 P.O. Box 9694
                           Providence, RI 02940-9694
                                 (800) 445-9469
                            www.longleafpartners.com